Exhibit 10.2

March 4, 2022

Marriott International, Inc.
10400 Fernwood Rd,
Bethesda, MD 20817

Re: Marriott License, Services and Development Agreement for Marriott Projects dated November 19, 2011 – Umbrella IP Amendment
Ladies and Gentlemen:
Marriott International, Inc. (“MII”) and Marriott Worldwide Corporation (“MWC”) (together, “Marriott”), and Marriott Vacations Worldwide Corporation (“MVW”) are parties to that certain License, Services and Development Agreement for Marriott Projects dated November 19, 2011, as amended by that certain First Amendment to License, Services, and Development Agreement dated February 26, 2018, that certain letter regarding Consent to Limited Marketing Access dated February 26, 2018, and that certain Letter of Acknowledgment (the “Merger Letter Agreement”) regarding MVW’s acquisition of the Vistana Destination Club Business (defined below) dated September 1, 2018 (as may be further amended, collectively, the “MVW License Agreement”), under which Marriott granted MVW the right to operate the Licensed Business in accordance with the terms and conditions of the MVW License Agreement.
Starwood Hotels & Resorts Worldwide, LLC (formerly known as Starwood Hotels & Resorts Worldwide, Inc.) (“Starwood”), an Affiliate of Marriott, and Vistana Signature Experiences, Inc. (“Vistana”) and ILG, LLC (as successor to ILG, Inc., formerly known as Interval Leisure Group, Inc. (“ILG”)), both Affiliates of MVW, are parties to that certain License, Services and Development Agreement (as amended, the “Vistana License Agreement”) dated effective May 11, 2016 pursuant to which Vistana was granted a license to operate the Licensed Business in accordance with the terms of, and as defined in, the Vistana License Agreement (referred to herein as the “Vistana Destination Club Business”).
Pursuant to the Merger Letter Agreement, Marriott and MVW agreed, among other things, to amend the MVW License Agreement and related agreements to encompass (i) the Sheraton and Westin brands, (ii) with respect to the Specified Fractional Projects, the St. Regis and Luxury Collection brands and (iii) the Licensed Unbranded Projects (as defined below). The parties anticipated that the integration and combination of the MVW Licensed Destination Club Business and Vistana Destination Club Business
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would occur in steps and phases. This agreement (the “Umbrella IP Amendment”) is the first in a series of amendments (the “Track Amendments”) that align with such steps and phases and, together with the Merger Letter Agreement, will ultimately be incorporated into the A&R MVW License Agreement (as defined below) entered into in connection with the consolidation of the Vistana License Agreement into the A&R MVW License Agreement. The parties have agreed that, following the execution of this Umbrella IP Amendment and the Track Amendments, the Combination Amendment (as defined in the Merger Letter Agreement) will take the form of an amendment and restatement of the MVW License Agreement (the “A&R MVW License Agreement”), which A&R MVW License Agreement will govern with respect to the combined Licensed Business and Vistana Destination Club Business after the effective date of the A&R MVW License Agreement. This Umbrella IP Amendment modifies certain intellectual property-related provisions and definitions in the MVW License Agreement with the intent of integrating applicable portions of the corresponding intellectual property-related provisions of the Vistana License Agreement into the MVW License Agreement such that the MVW License Agreement can replace the Vistana License Agreement in its entirety with respect to such provisions. The amendments in this Umbrella IP Amendment are effective as of date of this Umbrella IP Amendment and supersede the corresponding provisions in the Vistana License Agreement, as noted after each amendment in brackets (if any), in their entirety such that the amended provision in the MVW License Agreement will govern in all respects from and after the date of this Umbrella IP Amendment (including with respect to any provisions of the Vistana License Agreement that are in effect at any time between the date of this Umbrella IP Amendment and the effective date of the A&R MVW License Agreement). In addition, the following provisions of the Vistana License Agreement (together with any provisions of the Vistana License Agreement that will be superseded by a provision in the MVW License Agreement pursuant to any Track Amendment, the “Superseded Provisions”) will no longer be effective as of the date of this Umbrella IP Amendment or the relevant Track Amendment (as applicable): Sections 2.3 (superseded by MVW License Agreement Section 2.3), 2.4 (superseded by MVW License Agreement Section 2.4), 8.2 (superseded by MVW License Agreement Section 9.2), 13.3 (superseded by MVW License Agreement Section 13.3), 13.4 (superseded by MVW License Agreement Section 13.6), and 16.1 (superseded by MVW License Agreement Section 16.1). Each of the Track Amendments will include a list of additional provisions from the Vistana License Agreement that will no longer apply after the date of such Track Amendment and if there is a conflict between this Umbrella IP Amendment and any of the Track Amendments, this Umbrella IP Amendment will control with respect to such conflict unless the Track Amendment expressly states that it is amending this Umbrella Agreement. Each side letter to the MVW License Agreement and to the Vistana License Agreement that is in effect as of the date of this Umbrella IP Amendment will remain in full force and effect, unless and until such side letter is amended or terminated in connection with a Track Amendment or otherwise after the date of this Umbrella IP Amendment by mutual written agreement, and, for the avoidance of doubt, after the date of this Umbrella IP Amendment, any references in such side letters to a Superseded Provision will be treated as references to the applicable provision of the MVW License Agreement that superseded such Superseded Provision. All initially capitalized terms used but not defined herein have the meaning set forth in the MVW License Agreement.
In furtherance thereof and for good and valuable consideration, the parties hereto agree as follows:
1.Preamble. The Preamble of the MVW License Agreement is amended to include Starwood as a “Licensor” (collectively with MII and MWC) and Vistana and ILG each as “Licensee” (collectively with MVW) solely with respect to the provisions of the MVW License Agreement that are modified by this Umbrella IP Amendment or any Track Amendment.
2.Amended Definitions. The following definitions in Exhibit A to the MVW License Agreement are amended and restated in their entirety solely with respect to (i) the provisions of the MVW License Agreement that supersede the Superseded Provisions pursuant to this
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Umbrella IP Amendment or any Track Amendment and (ii) the provisions of the MVW License Agreement that are modified by this Umbrella IP Amendment or any Track Amendment:

“Brand Style and Communications Standards” means those standards related to use, style, and presentation of the Licensed Marks and other communications regarding the Licensed Business as set forth in the Brand Style and Communications Standards documents as they exist on March 4, 2022, as they may be modified pursuant to Section 7.2.

“Licensed Destination Club Business” means the Destination Club Business operated under (x) the name “Marriott Vacation Club,” “Grand Residences by Marriott,” “Westin Vacation Club,” and/or “Sheraton Vacation Club” and, (y) insofar as it relates to the Specified Fractional Projects, the Specified Fractional Licensed Marks and Specified Fractional Licensed Names, and, in each case, operated under the System and using other Licensed Marks (as applicable) in accordance with the terms of this Agreement. The Licensed Destination Club Business does not include the business of managing or franchising hotels, other overnight lodging accommodation products offered for transient rental, except as specifically provided in Section 9.2, or any Condominium Hotel. The Licensed Destination Club Business licensed hereunder also excludes any passenger cruise ship or cruise line interests, usage rights, products or services; provided, however, that Licensee shall have the right to include as part of the Licensed Destination Club Business Destination Club Units on passenger cruise ships approved by Licensor as to quality, services and brand positioning, using the Licensed Marks (provided that the number of units on each such passenger cruise ship shall not exceed 20 units), and Licensee shall have the right to offer usage rights on third party passenger cruise ships through an Exchange Program associated solely with Licensed Destination Club Products provided to Members.

“Licensed Destination Club Products” means Destination Club Products existing as of the Effective Date or to be developed in future, and which are sold, marketed, developed, and/or operated under the name “Marriott Vacation Club,” “Grand Residences by Marriott,” “Westin Vacation Club,” and/or “Sheraton Vacation Club” or the System or using other Licensed Marks (which Licensed Marks, for the avoidance of doubt, shall exclude the Specified Fractional Licensed Marks and Specified Fractional Licensed Names, except to the extent permitted under this Agreement in connection with the Specified Fractional Projects), all pursuant to this Agreement. Licensed Destination Club Products shall exclude hotels and other overnight lodging accommodation products offered for transient rental, subject to Licensee’s rights set forth in Section 9.2.

“Licensed Destination Club Units” means Destination Club Units existing as of the Effective Date or to be developed in future, and which are sold, marketed, developed, and/or operated under the name “Marriott Vacation Club.” “Grand Residences by Marriott,” “Westin Vacation Club,” and/or “Sheraton Vacation Club” or the System or using other Licensed Marks (which Licensed Marks, for the avoidance of doubt, shall exclude the Specified Fractional Licensed Marks and Specified Fractional Licensed Names, except to the extent permitted under this Agreement in connection with the Specified Fractional Projects), all pursuant to this Agreement.

“Licensed Marks” is amended to read as follows: (i) (a) the name and mark “Marriott” solely as used in the names and marks “Marriott Vacation Club” and “Grand Residences by Marriott”, in the corporate name “Marriott Vacations Worldwide”, in the Permitted Licensee Affiliate Names, and in the domain names documented by the parties, and the name and mark “Marriott’s” solely as used in the name of Projects, but not the name “Marriott” or “Marriott’s”
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used by itself or with other words, terms, designs or other elements, and (b) the Licensed Project Names; (ii) the trademark “Marriott” in stylized script format solely as used in the names and marks “Marriott Vacation Club” and “Marriott Vacation Club International” but not to be used by itself or with other words, terms, designs, or other elements; (iii) the Sun Logo used in association with Marriott Vacation Club; (iv) the stylized M “script design” solely as used in the composite M Marriott Vacation Club logo; (v) the name and mark “Marriott” solely as used in the name and mark “Marriott Golf” pursuant to the terms set forth in Section 1.B, but not the name “Marriott” used by itself or with other words, terms, designs or other elements; (vi) the names and marks “Sheraton” and “Westin” solely as used in the names and marks “Sheraton Vacation Club” and “Westin Vacation Club” and, subject to Section 13.2A(3)(viii), in the Permitted Legacy Starwood Affiliate Names; (vii) the names and marks “St Regis” and “The Luxury Collection,” each solely as used in the names and marks of the applicable Specified Fractional Projects, but not otherwise by itself or with other words, terms, designs or other elements (the “Specified Fractional Licensed Marks”); (viii) the names and marks “St Regis” and “The Luxury Collection,” each solely as used in the names and marks “St. Regis Residence Club” and “The Luxury Collection Residence Club” (the “Specified Fractional Licensed Names”); (ix) subject to the terms and conditions of any applicable side letters, the additional names and marks set forth on Exhibit M hereto; and (x) certain specified additional names and marks on an exclusive or non-exclusive basis that Licensor may specify in writing from time to time. The Licensed Marks shall not include other hotel brands or marks or other marks owned by Licensor or its Affiliate. The Licensed Marks do not include the Licensee Marks.

“Licensed Project Names” is amended to read: means the components of the full name and mark for one or more individual Projects, but excluding the names and marks “Marriott” or “Marriott’s”, “Sheraton,” “Westin,” “St. Regis,” or “Luxury Collection” in any form. For example, “Cypress Harbour” would constitute the Licensed Project Name for a Project with respect to which the full name is “Marriott’s Cypress Harbour”. Notwithstanding the foregoing, the Licensed Project Names do not include (i) the name and mark “Kauai Lagoons” and the related design mark, which has been assigned by Licensor or its Affiliate to Licensee and is a Licensee Mark, (ii) the project names and marks “Nanea Ocean Villas”, “Los Cabos Ocean Villas”, “Vistana Beach Club”, “Vistana Resort”, “Vistana Villas” and “Lagunamar Ocean Resort”, which were listed in the disclosure schedule related to Section 5.20 of the Merger Agreement as Vistana Registered Intellectual Property (as defined in the Merger Agreement) and (iii) the project names and marks of the Vistana Legacy Projects not referenced in item (ii) of this definition.

“Licensee Marks” is amended to read: all trademarks, service marks, trade names, symbols, emblems, logos, insignias, slogans and designs and other indicia of origin (including restaurant names, lounge names, and other outlet names) which are currently exclusively used to identify or are otherwise used in connection with the Licensed Business (and not in any of Licensor’s or its Affiliates’ other businesses) (whether registered or unregistered, and whether used alone or in connection with any other words, trademarks, service marks, trade names, symbols, emblems, logos, insignias, indicia of origin, slogans, and designs) other than the Licensed Marks and other than any marks or names that contain the word “Marriott” or other Licensor Intellectual Property. The Licensee Marks include the name and mark “Horizons”, the name and mark “Grand Residences”, the names and marks “Vistana” and “Vistana Signature Experiences”, and all trademarks and names assigned by Licensor to Licensee under Section 13.7.A. The Licensee Marks do not include any of the Proprietary Marks.

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3.Additional Definitions. The following definitions are added to Exhibit A to the MVW License Agreement:

“Future Conversion Lodging Properties” means hotels or other lodging facilities acquired by Licensee with the intent of having the same become Licensor Lodging Facilities and for the purpose of converting such Licensor Lodging Facilities to Licensed Destination Club Projects.

“Licensed Unbranded Projects” means the Vistana Beach Club and Harborside Resort at Atlantis Destination Club Projects existing as of March 4, 2022.

“Permitted Legacy Starwood Affiliate Names” is defined in Section 13.2A(3)(viii).

“Specified Fractional Licensed Marks” has the meaning set forth in the definition of “Licensed Marks.”
“Specified Fractional Licensed Names” has the meaning set forth in the definition of “Licensed Marks.”

“Specified Fractional Projects” means the fractional Destination Club Units existing as of March 4, 2022, located at: The St. Regis Residence Club, New York; The St. Regis Residence Club, Aspen; and The Phoenician Residences, The Luxury Collection Residence Club, and which are marketed, developed and/or operated under the Specified Fractional Licensed Marks using the System.

“Transferred Lodging Properties” means the two (2) properties contributed by Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) to Vistana pursuant to the Amended and Restated Separation Agreement among Starwood, Vistana and ILG. dated as of April 18, 2016, for conversion, in whole or in part, into Licensed Destination Club Projects, such properties being The Westin Resort and Spa, Cancun; and The Westin Resort and Spa, Puerto Vallarta.

“Vistana Legacy Projects” means all Destination Club Projects that use a name that includes “Sheraton,” “Westin,” “St. Regis,” or “Luxury Collection” in any form as of March 4, 2022, which are set forth on Attachment 1 to this Umbrella IP Amendment.

4.License. Section 1.A(i) of the MVW License Agreement is amended and restated as follows:

“(i) (x) a limited, exclusive license during the Term to use the Licensed Marks and the System for the activities described in (i) through (vi) of the definition of Destination Club Business, (y) a limited, exclusive license during the Term to use the names and marks described in (i) through (iv) and (vi) through (viii) of the definition of Licensed Marks for the activities described in (vii) of the definition of Destination Club Business, and (z) a limited, non-exclusive license during the Term to use the names and marks described in (v), (ix) and (x) of the definition of Licensed Marks and the System for the activities described in (vii) of the definition of Destination Club Business, all in connection with the operation of the Licensed Destination Club Business, including the operation of Existing Projects and the development and operation of New Projects, in accordance with the System and this Agreement; and”

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5.Specified Fractional Projects and Licensed Unbranded Projects. The “and” after Section 1.A(i) of the MVW License Agreement is deleted and the following provisions are added to the MVW License Agreement immediately after Section 1.A(ii):

“(iii) the limited exclusive right for the Destination Club Business, solely to the extent it relates to the Specified Fractional Projects, to be sold, marketed, managed, operated and/or financed under the Specified Fractional Licensed Names using the System;

(iv) the limited exclusive right for the Specified Fractional Projects to be marketed, managed, developed and/or operated under the Specified Fractional Licensed Marks using the System; and

(v) the limited right for the Licensed Unbranded Projects to be marketed, developed and/or operated using the System. For the avoidance of doubt, all provisions of this Agreement shall apply to the Licensed Unbranded Projects in the same manner as all Licensed Destination Club Projects, except solely to the extent such provisions relate to the use of the Licensed Marks (including the application of Brand Style and Communication Standards relating to the Licensed Marks) and other brand-specific requirements. Notwithstanding anything to the contrary in this Agreement, Licensor does not grant Licensee any rights to use the Licensed Marks with respect to the Licensed Unbranded Projects.”

[Section 1.A and Section 1.B of the Vistana License Agreement are superseded by Section 1.A and Section 1.B of the MVW License Agreement]

6.Condominium Hotels. Section 1.C of the MVW License Agreement is replaced in its entirety with the following:

“C. Licensee shall have no right to use the Licensed Marks or Branded Elements in connection with the development or sales or the marketing, operating, managing or financing of units in a Condominium Hotel (other than the Transferred Lodging Properties or any Future Conversion Lodging Properties pursuant to the applicable hotel management or franchise agreement entered into between Licensee and Licensor, or their respective Affiliates).

[Section 1.C of the Vistana License Agreement is superseded by Section 1.C of the MVW License Agreement]

7.Exclusivity. Section 2.2.A(i) of the MVW License Agreement is amended and restated as follows:

“(i) use, or license any third party to use, the Licensed Marks or the names and marks “Marriott”, “Westin” or “Sheraton” (other than as part of one or more corporate names of Licensor or its Affiliates) or the Branded Elements in connection with (u) developing or operating Destination Club Projects; (v) developing, selling, marketing, managing, operating, or financing Destination Club Products or Destination Club Units; (w) developing, selling, marketing, or operating Exchange Programs; (x) managing rental programs associated with Destination Club Products; (y) establishing or operating sales facilities for Destination Club Products; or (z) managing member services related to Destination Club Products;”
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[Section 2.2 of the Vistana License Agreement is superseded by Section 2.2 of the MVW License Agreement]

8.Licensor Reserved Rights. Section 2.3.B and Section 2.3.C of the MVW License Agreement are amended and restated as follows:

“B. For avoidance of doubt, Licensor and its Affiliates expressly retain the right to use the names and marks “Marriott,” “Sheraton,” “Westin,” “St. Regis” and “Luxury Collection” (but not the names and marks “Marriott Vacation Club,” “Grand Residences by Marriott,” “Sheraton Vacation Club,” or “Westin Vacation Club,” in such exact order and form) in connection with branding a passenger ship or cruise line or lodging facilities on a passenger ship or cruise line, provided, that Licensor and its Affiliates shall not use the Branded Elements for developing, selling, marketing, managing, operating, or financing Destination Club Products or Destination Club Units on a passenger ship or cruise line.

C. Licensee agrees that Licensor and its Affiliates expressly retain the right to (i) engage in the Lodging Business and any other business operations except the exclusively licensed aspects of the Destination Club Business, subject to the Ritz-Carlton License Agreement, and Sections 2.2 and 2.5; (ii) allow other Licensor Lodging Facilities operated, licensed, or franchised by Licensor or its Affiliates to use various components of the System (including the Reservation System) that are not used exclusively in connection with the Destination Club Business; and (iii) use the names and marks “Marriott,” Sheraton,” “Westin,” “St. Regis” and “Luxury Collection” (but not the names and marks “Marriott Vacation Club,” “Grand Residences by Marriott,” “Sheraton Vacation Club,” or “Westin Vacation Club,” in such exact order and form) and Branded Elements in connection with developing, selling, marketing, managing, operating, and financing units in a Condominium Hotel; all provided that, unless Licensee otherwise agrees in writing, no such activities above may involve or utilize in any way the Licensee Intellectual Property.”

9.Modification of Brand Standards. Section 7.2.B(ii)(5) of the MVW License Agreement is amended and restated as follows:

“(5) the Brand Standards related to any of the Licensed Marks described in (ix) and/or (x) of the definition of Licensed Marks and/or the appearance, including the color, font, stylization, script, or format, of the words “Marriott,” “Sheraton,” “Westin,” “St. Regis,” or “Luxury Collection” used as part of the Licensed Marks, subject in each case to the requirements of Section 13.2.B(3);”

10.Logoed Collateral Merchandise. The following is added immediately before the definition of “Illegal Facilities” in Section 9.1.G of the MVW License Agreement: “or in a manner that fails to comply with the International Labor Organization’s Minimum Age Convention No. 138 and the Worst Forms of Child Labour Convention No. 182”.

[Section 8.1.D of the Vistana License Agreement is superseded by Section 9.1G of the MVW License Agreement]

11.Marketing Alliances and Exchange Affiliations. The reference to “Effective Date” in Section 9.3.A of the MVW License Agreement is replaced with “May 11, 2016”.
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[Section 8.3 of the Vistana License Agreement is superseded by Section 9.3 of the MVW License Agreement]

12.Vulnerable Registrations. Section 13.1.C(2) of the MVW License Agreement is amended and restated in its entirety as follows:

“(2) Licensor has the right to grant the license contemplated hereunder, subject to the following: (a) neither Licensor nor its Affiliates own trademark registrations or applications for the Licensed Marks for some or all of the Licensed Services in every country or jurisdiction of the Territory and some countries or jurisdictions do not permit registration of service marks or do not have trademark registration systems (each, an “Unregistered Area”), and (b) Licensor or its Affiliates own trademark registrations for the Licensed Marks for the Licensed Services in countries or jurisdictions in the Territory in which it does not currently render Licensed Services and/or hotel services under the Licensed Marks, and some of these registrations may be susceptible to cancellation in whole or in part for nonuse or abandonment now or in the future (“Vulnerable Registrations”). Upon written request from Licensee with respect to the use of a Licensed Mark in a specific country or jurisdiction, Licensor will inform Licensee within sixty (60) days if there are any Vulnerable Registrations in such country or jurisdiction. This provision does not require Licensor to obtain opinions or advice from foreign counsel or other counsel regarding the potential vulnerability of the registrations, but rather only requires Licensor to identify if any such country or jurisdiction may have Vulnerable Registrations based on the information possessed by Licensor at the time.”

[Section 13.1 of the Vistana License Agreement (except for Section 13.1.A., which remains effective and is not superseded by Section 13.1.A. of the MVW License Agreement) is superseded by Section 13.1 of the MVW License Agreement.]

13.Social Media. Section 13.2.A(8) of the MVW License Agreement is amended and restated in its entirety as follows:
“If Licensee or any of its Affiliates registers or has registered or directly or indirectly controls any domain name or social media name or handle that is determined by Licensor to be similar to the domain names owned by Licensor or its Affiliates as described in Section 13.2.B(1) below or that incorporate any of the Proprietary Marks (or any variation thereof), Licensee or its Affiliates, as applicable, must unconditionally assign such domain names and social media names and handles to Licensor or its Affiliate;”

[Section 13.2 of the Vistana License Agreement is superseded by Section 13.2 of the MVW License Agreement (as further amended immediately below)]

14.Corporate Names. The following is added as new Section 13.2A(3)(viii) of the MVW License Agreement:
“For the avoidance of doubt, Licensee shall have no right to use the names or marks “Sheraton,” “Westin,” “St. Regis” or “Luxury Collection” as (or as a part of) Licensee’s or its Affiliates’ legal entity names, except for the Permitted Legacy Starwood Affiliate Names or except with Licensor’s prior written consent, which may
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be withheld in its sole discretion. If Licensee or its Affiliates use any such names or any variation thereof in violation of this Section 13.2A(viii), then, in addition to any damages that Licensor or its Affiliates may be entitled to hereunder or under Applicable Law, Licensor will have the right to require Licensee or its Affiliates, as applicable, to pay royalties with respect to Licensee’s or its Affiliates’ use of such name or variation thereof. If Licensor in its sole discretion does consent to use of “Sheraton,” “Westin,” “St. Regis” or “Luxury Collection” or a variation thereof as part of a legal entity name by a Licensee or its Affiliate, such consent or agreement by Licensor to the use of the names and variations (as applicable) is given solely for such use as part of the legal entity names and DBAs, during the applicable time period designated for each such name, and in accordance with the terms and conditions governing the use thereof, in each case, as set forth on Exhibit N attached hereto and for no other purpose (such legal entity names and DBAs set forth in Exhibit N, the “Permitted Legacy Starwood Affiliate Names”). If Licensee materially fails to fulfill any obligations or conditions, or breaches any restrictions, in each case, required to be complied with pursuant to this Section 13.2A(3)(viii), Licensor shall have the right (i) to revoke its consent to Licensee’s use of the applicable Proprietary Mark (and applicable abbreviations and variations thereof) as part of the Permitted Legacy Starwood Affiliate Names in which case Licensee or its applicable Affiliates shall as soon as reasonably practicable make all necessary filings with all governmental authorities necessary to effect the elimination of the applicable Proprietary Mark (and applicable abbreviations and variations thereof) from the relevant Permitted Legacy Starwood Affiliate Names, and (ii) to institute any and all proceedings permitted by Applicable Law or in equity with respect to such failure, including, without limitation, actions for injunctive and/or declaratory relief (including specific performance) and/or damages.”
15.Discontinuation or Modification of Licensed Marks. Section 13.2.B(3)(a) of the MVW License Agreement is amended and restated as follows:
“ (a) Licensor may require Licensee to discontinue or modify Licensee’s use of any of the Licensed Marks or to use one or more additional or substitute or modified marks; provided, however, that Licensor shall not amend, modify, delete, or change the words “Marriott,” “Sheraton,” “Westin,” “St. Regis” or “Luxury Collection” in any of the Licensed Marks described in clauses (i) through (iv) or (vi) through (viii) of the definition of “Licensed Marks” as used in connection with the Licensed Business (other than the appearance, including the color, font, stylization, script, or format of the words “Marriott,” “Sheraton,” “Westin,” “St. Regis” or “Luxury Collection” used as part of such Licensed Marks, provided that Licensor will not change the size or location of the word “Marriott” in relation to the other components of the marks described in (i) through (iv) or (vi) through (viii) of the definition of Licensed Marks) without Licensee’s prior written consent in its sole discretion. Notwithstanding the foregoing, Licensee will not be required to discontinue using or change any Licensed Mark that is used solely in connection with the Licensed Business and is not the same as or similar to any mark owned by Licensor or its Affiliates for use in connection with Licensor Lodging Facilities or other businesses and activities of Licensor and its Affiliates; and”

16.Vistana Legacy Project Names. Licensor and Licensee acknowledge that the Vistana License Agreement will continue to govern the project names of the Vistana Legacy Projects until such time as the MVW License Agreement is amended to govern such project names or the Vistana License Agreement is consolidated into the A&R MVW License Agreement.
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Licensor and Licensee will work in good faith to agree on a mutually satisfactory treatment of the project names for the Vistana Legacy Projects in connection with the negotiation of the A&R MVW License Agreement. Licensee acknowledges that Licensor’s agreement to include the carve-out in item (iii) of the amended definition of “Licensed Project Names” should not be construed against Licensor in any manner in connection with the negotiation of the treatment of the project names for the Vistana Legacy Projects under the A&R MVW License Agreement.

17.Exhibits. The Exhibits to the MVW License Agreement are amended as follows:

a.Exhibit M hereto is added as new Exhibit M to the MVW License Agreement.

b.Exhibit N hereto is added as new Exhibit N to the MVW License Agreement.

[Signatures Appear on Following Pages]

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Sincerely,

MARRIOTT VACATIONS WORLDWIDE CORPORATION
By:	/s/ Ralph Lee Cunningham
Name: Ralph Lee Cunningham
Title: Executive Vice President & Chief
Operating Officer - Vacation Ownership

ILG, LLC
By:	/s/ John E. Geller, Jr.
Name: John E. Geller, Jr.
Title: Manager

VISTANA SIGNATURE EXPERIENCES, INC.
By:	/s/ John E. Geller, Jr.
Name: John E. Geller, Jr.
Title: Executive Vice President

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11

ACKNOWLEDGED AND AGREED
THIS 4th DAY OF MARCH, 2022

MARRIOTT INTERNATIONAL, INC.
By:	/s/ Timothy Grisius
Name: Timothy Grisius
Title: Global Real Estate Officer

MARRIOTT WORLDWIDE CORPORATION
By:	/s/ Timothy Grisius
Name: Timothy Grisius
Title: Authorized Signatory

STARWOOD HOTELS & RESORTS WORLDWIDE, LLC
By:	/s/ Timothy Grisius
Name: Timothy Grisius
Title: Authorized Signatory

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EXHIBIT M

ADDITIONAL LICENSED MARKS,

Mark	Exclusive or Non-Exclusive	Duration of Use	Purpose
Sheraton Flex	Exclusive	From the Effective Date until the earlier of the date on which (1) the “Sheraton Flex” Licensed Non-Site Specific Destination Club Program is Deflagged, and (2) this Agreement expires or terminates	Solely for the operation, marketing, sales and promotion of the “Sheraton Flex” Licensed Non-Site Specific Destination Club Program
Sheraton Vacations	Non-Exclusive	From the Effective Date until the date on which this Agreement expires or terminates.	Solely on marketing materials that are used to promote preview stays at “Sheraton”-branded Licensed Destination Club Projects or Licensor Lodging Facilities where no tour or sales presentation is required to be attended in order to receive such promotional stay or related benefits, in conjunction with disclaimers, logo lockups and other disclosure required or permitted, as applicable, by Licensor and its Affiliates
Westin Vacations	Non-Exclusive	From the Effective Date until the date on which this Agreement expires or terminates.	Solely on marketing materials that are used to promote preview stays at “Westin”-branded Licensed Destination Club Projects or Licensor Lodging Facilities where no tour or sales presentation is required to be attended in order to receive such promotional stay or related benefits, in conjunction with disclaimers, logo lockups and other disclosure required or permitted, as applicable, by Licensor and its Affiliates
StarOptions	Exclusive	From the Effective Date until the date on which this Agreement expires or terminates.	For use as the name of the points in the internal exchange program for Vistana Signature Network

EXHIBIT N

USE OF LICENSOR NAMES IN CORPORATE NAMES

APPROVED CORPORATE NAME	TIME PERIOD (UNLESS EARLIER REVOKED PURSUANT TO NOTE A BELOW)	PURPOSE
Developer Entities
St. Regis Residence Club, New York Inc.	From the Effective Date until such time as Licensee takes steps to update its Offering Documents for The St. Regis Residence Club, New York, or otherwise takes steps to register or take similar action with any governmental authority with respect to such Specified Fractional Project, in either case, to enable Licensee to re-commence sales of Destination Club Products for such Specified Fractional Project.	Solely to be used as part of the legal entity name for the entity that acts as the developer for The St. Regis Residence Club, New York.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the legal entity name is required to be disclosed in the relevant Offering Documents in effect as of the Effective Date or in reasonably necessary ordinary course communications with existing owners.

St. Regis Residence Club of Colorado, Inc.	From the Effective Date until such time as Licensee takes steps to update its Offering Documents for The St. Regis Residence Club, Aspen, or otherwise takes steps to register or take similar action with any governmental authority with respect to such Specified Fractional Project, in either case, to enable Licensee to re-commence sales of Destination Club Products for such Specified Fractional Project.	Solely to be used as part of the legal entity name for the entity that acts as the developer for The St. Regis Residence Club, Aspen.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the legal entity name is required to be disclosed in the relevant Offering Documents in effect as of the Effective Date or in reasonably necessary ordinary course communications with existing owners.

Sheraton Flex Vacations, LLC	From the Effective Date until such time as the “Sheraton Flex” Licensed Non-Site Specific Destination Club Program has been Deflagged.	Solely to be used as part of the legal entity name for the entity that sells interests in, markets and promotes the “Sheraton Flex” Licensed Non-Site Specific Destination Club Program.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the legal entity name is required to be disclosed in the relevant Offering Documents.

For the avoidance of doubt, the foregoing sentence does not limit Licensee’s right to use the “Sheraton Flex” Licensed Mark pursuant to the terms of the License Agreement.

APPROVED CORPORATE NAME	TIME PERIOD (UNLESS EARLIER REVOKED PURSUANT TO NOTE A BELOW)	PURPOSE
Westin St. John Hotel Company, Inc.	From the Effective Date until the earlier of such time that (i) The Westin St. John Resort & Villas (or The Westin St. John Resort Villas) is no longer in operation, and (ii) there is no longer any material tax consequence to Licensee associated with changing the entity’s name.	Solely to be used as part of the legal entity name for the entity that acts as (i) the operator of the hotel portion of The Westin St. John Resort & Villas, and (ii) the developer for The Westin St. John Resort & Villas or The Westin St. John Resort Villas, as applicable.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the legal entity name is required to be disclosed in the relevant Offering Documents.

Management Entities
St. Regis Colorado Management, Inc.	From the Effective Date until such time as Licensee takes steps to update its Offering Documents for The St. Regis Residence Club, Aspen, or otherwise takes steps to register or take similar action with any governmental authority with respect to such Specified Fractional Project, in either case, to enable Licensee to re-commence sales of Destination Club Products for such Specified Fractional Project.	Solely to be used as part of the legal entity name for the entity that acts as the manager for The St. Regis Residence Club, Aspen.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the legal entity name is required to be disclosed in the relevant Offering Documents in effect as of the Effective Date or in reasonably necessary ordinary course communications with existing owners.

St. Regis New York Management, Inc.	From the Effective Date until such time as Licensee takes steps to update its Offering Documents for The St. Regis Residence Club, New York, or otherwise takes steps to register or take similar action with any governmental authority with respect to such Specified Fractional Project, in either case, to enable Licensee to re-commence sales of Destination Club Products for such Specified Fractional Project.	Solely to be used as part of the legal entity name for the entity that acts as the manager for The St. Regis Residence Club, New York.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the legal entity name is required to be disclosed in the relevant Offering Documents in effect as of the Effective Date or in reasonably necessary ordinary course communications with existing owners.

APPROVED CORPORATE NAME	TIME PERIOD (UNLESS EARLIER REVOKED PURSUANT TO NOTE A BELOW)	PURPOSE
Westin Vacation Management Company (USVI)	From the Effective Date until the earlier of such time that (i) The Westin St. John Resort & Villas (or The Westin St. John Resort Villas) is no longer in operation, and (ii) there is no longer any material tax consequence to Licensee associated with changing the entity’s name.
Solely to be used as part of the legal entity name for the entity that acts as the manager for The Westin St. John Resort & Villas or The Westin St. John Resort Villas, as applicable.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the legal entity name is required to be disclosed in the relevant Offering Documents or in reasonably necessary ordinary course communications with existing owners.

Marketing Entities
Westin Sheraton Vacation Services, Inc.	From the Effective Date for so long as Licensee has a license to both SHERATON VACATIONS and WESTIN VACATIONS in accordance with the License Agreement.	Solely to be used as part of the legal entity name for the entity that promotes preview stays at “Westin” or “Sheraton”-branded Licensed Destination Club Projects or Licensor Lodging Facilities, provided no tour or sales presentation is required to be attended in order to receive such promotional stay or related benefit and such disclosure is in conjunction with disclaimers, logo lockups and other disclosure required or permitted, as applicable, by Licensor and its Affiliates.

Securitization Entities
SVO 2011-A VOI Mortgage LLC	From the Effective Date until the earlier of (i) December 31, 2022, and (ii) such time as Licensor reasonably determines that the use of such name poses any actual risk of material liability to Licensor or its Affiliates (including any credible threat of a trademark infringement or other claim), and notifies Licensee that it and its Affiliates must immediately change such name.

Solely to be used as part of the legal entity name for the entity that pledged the receivables associated with the securitization in effect as of the Effective Date.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the legal entity name is required to be disclosed in the relevant financing documents or in reasonably necessary ordinary course communications with the obligors of the pledged receivables.

SVO 2011-A VOI Mortgage Corp.	From the Effective Date until the earlier of (i) December 31, 2022, and (ii) such time as Licensor reasonably determines that the use of such name poses any actual	Solely to be used as part of the legal entity name for the entity that is the sole member of SVO 2011-A VOI Mortgage LLC.

APPROVED CORPORATE NAME	TIME PERIOD (UNLESS EARLIER REVOKED PURSUANT TO NOTE A BELOW)	PURPOSE
	risk of material liability to Licensor or its Affiliates (including any credible threat of a trademark infringement or other claim), and notifies Licensee that it and its Affiliates must immediately change such name.	Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the legal entity name is required to be disclosed in the relevant financing documents.
SVO 2012-A VOI Mortgage Corp.	From the Effective Date until the earlier of (i) December 31, 2022, and (ii) such time as Licensor reasonably determines that the use of such name poses any actual risk of material liability to Licensor or its Affiliates (including any credible threat of a trademark infringement or other claim), and notifies Licensee that it and its Affiliates must immediately change such name.
Solely to be used as part of the legal entity name for the entity that is the sole member of SVO 2012-A VOI Mortgage LLC.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the legal entity name is required to be disclosed in the relevant financing documents.

SVO 2012-A VOI Mortgage LLC	From the Effective Date until the earlier of (i) December 31, 2022, and (ii) such time as Licensor reasonably determines that the use of such name poses any actual risk of material liability to Licensor or its Affiliates (including any credible threat of a trademark infringement or other claim), and notifies Licensee that it and its Affiliates must immediately change such name.
Solely to be used as part of the legal entity name for the entity that pledged the receivables associated with the securitization in effect as of the Effective Date.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the legal entity name is required to be disclosed in the relevant financing documents or in reasonably necessary ordinary course communications with the obligors of the pledged receivables.

SVOP Intermediate Corp.	From the Effective Date until the earlier of (i) December 31, 2022, and (ii) such time as Licensor reasonably determines that the use of such name poses any actual risk of material liability to Licensor or its Affiliates (including any credible threat of a trademark infringement or other claim), and notifies Licensee that it and its Affiliates must immediately change such name.	Solely to be used as part of the legal entity name for the entity that serves as an intermediate special purpose entity for the 2009 – 2012 securitizations in effect as of the Effective Date

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the legal entity name is required to be disclosed in the relevant financing documents.

APPROVED DBA NAME	AGENCY WHERE FILED	TIME PERIOD (UNLESS EARLIER REVOKED PURSUANT TONOTE A BELOW)	PURPOSE
Sheraton Kauai	Hawaii, State of	From the Effective Date until the earlier of (i) such time as the registration lapses, and (ii) the date on which the relevant Licensed Destination Club Project or Transferred Lodging Property is Deflagged.	Solely to be used as the fictitious or “doing business as” name for Kauai Blue, Inc.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the name is required to be disclosed in the relevant Offering Documents relating to the relevant Licensed Destination Club Projects or the Sheraton Kauai Resort or in reasonably necessary ordinary course communications with existing owners of such property.

Westin Ka'anapali Ocean Resort Villas	Hawaii, State of	From the Effective Date until the earlier of (i) such time as the registration lapses, and (ii) the date on which the relevant Licensed Destination Club Project is Deflagged.	Solely to be used as the fictitious or “doing business as” name for VSE Pacific, Inc.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the name is required to be disclosed in the relevant Offering Documents relating to the relevant Licensed Destination Club Project or in reasonably necessary ordinary course communications with existing owners of such property.

The St. Regis Residence Club, New York	New York, State of	From the Effective Date until the earlier of (i) such time as the registration lapses, and (ii) the date on which the relevant Licensed Destination Club Project is Deflagged.	Solely to be used as the fictitious or “doing business as” name for Fifth and Fifty-Fifth Residence Club Association, Inc.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the name is required to be disclosed in the relevant Offering Documents relating to the relevant Licensed Destination Club Project or in reasonably necessary ordinary course communications with existing owners of such property.

The Westin St. John Resort & Villas	USVI Corp Division	From the Effective Date until the earlier of (i) such time as the registration lapses, and (ii) the date on which the relevant Licensed Destination	Solely to be used as the fictitious or “doing business as” name for Westin St. John Hotel Company, Inc.

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the name is required to be

Club Project is Deflagged.	disclosed in the relevant Offering Documents relating to the relevant Licensed Destination Club Project or in reasonably necessary ordinary course communications with existing owners of such property.
Sheraton Steamboat Resort	Colorado, State of	From the Effective Date until the earlier of (i) such time as the registration lapses, and (ii) the date on which the relevant Licensed Destination Club Project is Deflagged.	Solely to be used as the fictitious or “doing business as” name for Steamboat Resort Village LLC

Not to be used for marketing purposes or in any other consumer-facing capacity, other than to the extent the name is required to be disclosed in the relevant Offering Documents relating to the relevant Licensed Destination Club Project or in reasonably necessary ordinary course communications with existing owners of such property.

ATTACHMENT 1

VISTANA LEGACY PROJECTS1

Name of Project	Address of Project
Sheraton Vistana Resort	Orlando, Florida
Sheraton Vistana Villages	Orlando, Florida
Sheraton PGA Vacation Resort	Port St. Lucie, Florida
The Westin Nanea Ocean Villas	Maui, Hawaii
The Westin Ka’anapali Ocean Resort Villas	Maui, Hawaii
The Westin Ka’anapali Ocean Resort Villas North	Maui, Hawaii
The Westin Princeville Ocean Resort Villas	Kauai, Hawaii
Sheraton Kaua’i Resort Villas	Kauai, Hawaii
The Westin Lagunamar Ocean Resort Villas & Spa	Cancún, Mexico
The Westin Los Cabos Resort Villas & Spa	Los Cabos, Mexico
The Westin St. John Resort Villas	St. John, USVI
Sheraton Broadway Plantation	Myrtle Beach, South Carolina
The Westin Mission Hills Resort Villas	Rancho Mirage, California
The Westin Desert Willow Villas, Palm Desert	Palm Desert, California
The Westin Kierland Villas	Scottsdale, Arizona
Sheraton Desert Oasis	Scottsdale, Arizona
Sheraton Mountain Vista	Vail Valley, Colorado
The Westin Riverfront Mountain Villas	Vail Valley, Colorado
Sheraton Lakeside Terrace Villas at Mountain Vista	Vail Valley, Colorado
Sheraton Steamboat Resort Villas	Steamboat Springs, Colorado
The St. Regis Residence Club, New York	New York, New York
The St. Regis Residence Club, Aspen	Aspen, Colorado
The Phoenician Residences, The Luxury Collection Residence Club	Scottsdale, Arizona

________________________
1 The Licensed Unbranded Projects, Vistana Beach Club and Harborside at Atlantis, are not included on the above list.